Interest	12 Months Ended
Dec. 31, 2024
Interest Income (Expense), Nonoperating [Abstract]
Interest

11. Interest

The components of interest expense, net is as follows:

	Years ended December 31,
	2024	2023	2022
Interest expense	$(525)	$(170)	$(148)
Interest income	127	31	9
Interest expense, net	$(398)	$(139)	$(139)

Total cash paid for interest, net of interest received was $396 million, $146 million and $129 million for the year ended December 31, 2024, 2023 and 2022, respectively. Of this, capitalized interest paid was $22 million, $10 million and $3 million for the year ended December 31, 2024, 2023, 2022, respectively.